UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 12, 2026

Sky Harbour Group Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39648	85-2732947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Tower Road, Suite 205 Westchester County Airport White Plains, NY	10604
(Address of principal executive offices)	(Zip Code)

(212) 554-5990
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKYH	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SKYH WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 12, 2026, Sky Harbour Capital III LLC (the “Borrower”), an indirect, wholly-owned subsidiary of Sky Harbour Group Corporation (the “Company”), completed a $150 million financing through the issuance of Revenue Bonds (Sky Harbour Capital III LLC Aviation Facilities Project), Series 2026 (the “Series 2026 Bonds”). The Series 2026 Bonds were issued by the Public Finance Authority of Wisconsin, a multi-jurisdictional conduit issuer (the “Issuer”), pursuant to a Trust Indenture, dated as of January 1, 2026 (the “Indenture”) and effective as of February 12, 2026, between the Issuer and UMB Bank, N.A., as trustee (the “Bond Trustee”). The proceeds of the Bonds were used to make a loan (the “Loan”) to the Borrower pursuant to a Loan Agreement, dated as of February 1, 2026 (the “Loan Agreement”), between the Issuer and the Borrower, and assigned to the Bond Trustee. The Series 2026 Bonds were issued in a limited offering (the “Offering”) pursuant to a Limited Offering Memorandum dated January 29, 2026 (the “Limited Offering Memorandum”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or accredited investors within the meaning of Rule 501(a) under the Securities Act. The borrowings under the Loan Agreement are guaranteed (the “Guarantee”) by Sky Harbour LLC, the Company’s primary operating subsidiary (“Sky LLC”), and Sky Harbour Holdings IV LLC, a wholly owned subsidiary of the Sky LLC (the “Pledgor”). Pursuant to the Indenture, all of the Issuer’s right, title, and interest in the Loan Agreement (except for certain unassigned rights) were assigned to the Bond Trustee. The Bonds are secured by the Loan Agreement and the residual cash flows of certain of the Company’s projects, and payment of the Bonds is structurally subordinate to the Issuer’s Senior Special Facility Revenue Bonds (Sky Harbour Capital LLC Aviation Facilities Project), Series 2021 (the “Series 2021 Bonds”) and borrowings under the Draw Down Note Facility (as defined below).

The Series 2026 Bonds and borrowings under the Loan Agreement bear interest at a rate of 6.000% per year, payable semi-annually in arrears on January 1 and July 1 of each year, beginning on July 1, 2026. The Series 2026 Bonds are subject to mandatory tender for purchase on January 1, 2031 (the “Mandatory Tender Date”), and will mature on July 1, 2060, unless earlier exchanged, redeemed or repurchased. On the Mandatory Tender Date, holders will be required to tender their Bonds for purchase at a price equal to 100% of the principal amount thereof plus accrued interest. Following such mandatory tender, the Bonds may be remarketed at a new interest rate or otherwise refinanced. Accordingly, although the Series 2026 Bonds have a stated final maturity of July 1, 2060, the Borrower will be required to refinance or remarket the Series 2026 Bonds on or prior to January 1, 2031.

The principal amount of the Loan is $150 million. The Company intends to use the proceeds from the Loan, together with other available funds, including draws from the Company’s existing term loan facility in an aggregate principal amount of up to $200 million (the “Drawdown Note Facility”), to (i) finance or refinance, directly or indirectly, all or a portion of the construction, equipping and/or improvement of all or a portion of certain aircraft storage facilities (collectively, the “2026 Projects”); (ii) fund a deposit to the debt service reserve fund for the Series 2026 Bonds; (iii) pay capitalized interest on the Loan; and (iv) pay the costs of issuance of the Series 2026 Bonds and entry into the Loan Agreement.

The Series 2026 Bonds are subject to (a) optional redemption at the discretion of the Borrower at any time on or after January 1, 2030 at a redemption price equal to the principal amount plus an applicable premium and accrued and unpaid interest to the redemption date, (b) mandatory redemption upon the occurrence of a determination of taxability of the Series 2026 Bonds, and (c) mandatory sinking fund redemption beginning in 2056.

The Borrower expects to meet its payment obligations under the Loan Agreement from funds to the extent available and permitted to be released under the master trust indenture with respect to the Series 2021 Bonds and the Drawdown Note Agreement. Interest is capitalized through January 1, 2029.

The Indenture and the Loan Agreement provide for customary events of default, all as described in the Indenture and the Loan Agreement.

The Limited Offering Memorandum is available on the Municipal Securities Rulemaking Board’s Electronic Municipal Market Access website (https://emma.msrb.org/). The information found on, or accessible through, the foregoing website is not incorporated into, and does not form a part of, this Current Report on Form 8-K or any other report of document the Company files with or furnished to the Securities and Exchange Commission.

The foregoing descriptions of the Indenture and the Loan Agreement are qualified in their entirety by reference to full text of such agreements, which are filed as exhibits 10.1 and 10.2 to this Current Report on Form 8-k.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1	Trust Indenture, dated as of January 1, 2026, by and between the Public Finance Authority of Wisconsin and UMB Bank, N.A., as bond trustee.
10.2	Loan Agreement, dated as of January 1, 2026, by and among the Public Finance Authority of Wisconsin and Sky Harbour Capital III LLC.
10.3	Guaranty of Sky Harbour, LLC in favor of UMB Bank, N.A.
10.4	Guaranty of Sky Harbour Holdings IV LLC in favor of UMB Bank, N.A.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2026

SKY HARBOUR GROUP CORPORATION

By:	/s/ Tal Keinan
Name:	Tal Keinan
Title:	Chief Executive Officer